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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K



                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                    the Securities and Exchange Act of 1934

 Date of Report: (Date of earliest event reported):
                                        September 14, 1999 (September 10, 1999)


                        TEXAS BIOTECHNOLOGY CORPORATION
             (Exact name of registrant as specified in its charter)



     DELAWARE                     1-12574                     13-3532643
  --------------                ------------               -------------------
    (State of                   (Commission                  (IRS Employer
  Incorporation)                File Number)               Identification No.)


                            7000 FANNIN, SUITE 1920
                              HOUSTON, TEXAS 77030
             (Address of Registrant's principal executive offices)

                                 (713) 796-8822
              (Registrant's telephone number, including area code)




                                (NOT APPLICABLE)
         (Former name or former address, if changed since last report)


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ITEM 5.              OTHER EVENTS

           On September 10, 1999, Texas Biotechnology Corporation (the "Company") and the Bank of New York amended the Warrant Agreement, dated as of December 15, 1993 (the "Warrant Agreement"), relating to the Company's redeemable common stock purchase warrants (CUSIP No. 8822IT120) (the "Warrants"). The Warrant Agreement was amended solely to extend the expiration date of the Warrants from September 30, 1999 to December 31, 2000.

           The Warrants trade on the American Stock Exchange under the symbol "TXBWS." The press release and the amendment to the Warrant Agreement are filed as exhibits hereto.

ITEM 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
                  AND EXHIBITS

           (C)    EXHIBITS


                     4.1   Second Amendment to Warrant Agreement
                    99.1   Press Release dated September 13, 1999.




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                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:      September 14, 1999       TEXAS BIOTECHNOLOGY CORPORATION



                                    /s/ Stephen L. Mueller
                                    -------------------------------------------
                                    Vice President, Finance and Administration,
                                    Secretary and Treasurer


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                               INDEX TO EXHIBITS


          EXHIBIT                   DESCRIPTION OF EXHIBIT
          -------        ------------------------------------------
            4.10         Second Amendment to Warrant Agreement.
           99.1          Press Release, dated September 13, 1990.